Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-145845

July 19, 2010

[GRAPHIC APPEARS HERE]

Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:33:04

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Welcome to the Barclays Retirement Income Notes™ informational website. Two major societal trends are currently converging: pension schemes have been shifting from “defined benefit” plans to “defined contribution” arrangements, (such as 401k plans,) where individuals take responsibility for growing their own retirement investments, and a huge demographic group known as the “Baby Boomers” is beginning to enter retirement. Once people reach retirement after having grown the value of their defined-contribution assets, they are faced with the problem of how to convert that lump-sum value into a stream of payments that will cover their ongoing expenses during retirement. Since suitable options to manage cash flows may be limited, investors are looking for innovative ideas and creative solutions to mitigate risk, generate income, and maintain control over their investments. The BARCLAYS RETIREMENT INCOME NOTES™ suite of products seeks to provide a cost-efficient, transparent, and flexible alternative for generating retirement income. These products are securities that may be bought, sold, or transferred, and each security is constructed to pay a minimum monthly nominal or inflation-adjusted cash amount, which includes a monthly return of principal spread over time. In addition to those seeking to generate retirement income, these notes may be equally useful to anyone seeking to generate a smoothed cash-flow profile of payments that include a monthly return of principal spread over time. There are currently two types of Barclays Retirement Income Notes™: Level-Pay Notes and Inflation-Indexed Level-Pay Notes. Product Primers offer summary explanations of how these notes work. New Issues offer an overview of Barclays Retirement Income Notes™ that may be issued in the near future and become available for sale. Secondary Mkts give summary indications of the remaining value for which previously issued Barclays Retirement Income Notes™ may be sold. A summary listing of both new-issue and previously issued RI Notes™ can be seen in Product Overview on the Homepage. Please use the drop-down filter. By clicking on the summary line for an individual note, you can drill down to see complete details, including the freewriting prospectus and prospectus supplement filed with the SEC. If you are interested in buying or selling a Barclays Retirement Income Note™, please speak to your broker or investment advisor.

Barclays Inflation-Indexed Level-Pay Notes (IILP Notes) are securities that provide inflation-adjusted monthly payments for a fixed period. Unlike a standard bond that pays periodic interest and returns 100% of principal at maturity, Inflation-Indexed Level-Pay Notes distribute monthly payments that consist of both inflation-adjusted interest and a partial return of inflation-adjusted principal. IILP Notes may be used as an effective cash flow management tool and as part of an investment or retirement portfolio.

Inflation-indexed Level Pay Notes

If you are interested in buying or selling a Barclays Retirement Income Note™, please speak to your broker or investment advisor.

If the securities you hold are 100% principal protected, you will receive (subject to issuer credit risk) at least 100% of the principal amount of your securities if you hold your securities to the maturity date (or early redemption date, if applicable). Because the securities are the Issuer’s senior unsecured obligations, payment of any amount at maturity is subject to the Issuer’s ability to pay its obligations as they become due. The securities are not the obligation of any third party. For more information relating to the credit risk of the Issuer, please see the risk factors contained in the relevant documentation relating to the offering of the securities.

The securities on this website are a variety of structured products that may not be suitable or appropriate for all investors. An investment in the securities will involve certain risks that are not associated with an investment in conventional debt instruments. Before investing in any product on this website, you should carefully consider, with your advisors (including investment, legal, tax, accounting and other advisors) the suitability of the product in light of your investment objectives.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital, 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Any order submitted with respect to an offering identified above shall constitute, and shall be treated by Barclays Capital Inc. as solely an indication of interest. You may revoke your offer to purchase notes at any time prior to the time at which we accept such offer by notifying the applicable agent. We reserve the right to change the terms of, or reject any offer to purchase notes prior to their issuance. In the event of any changes to the terms of any such notes, we will notify you and you will be asked to accept such changes in connection with your purchase. You may also choose to reject such changes in which case we may reject your offer to purchase.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Note at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto

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Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:43:00

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If the securities you hold are 100% principal protected, you will receive (subject to issuer credit risk) at least 100% of the principal amount of your securities if you hold your securities to the maturity date (or early redemption date, if applicable). Because the securities are the Issuer’s senior unsecured obligations, payment of any amount at maturity is subject to the Issuer’s ability to pay its obligations as they become due. The securities are not the obligation of any third party. For more information relating to the credit risk of the Issuer, please see the risk factors contained in the relevant documentation relating to the offering of the securities.

The securities on this website are a variety of structured products that may not be suitable or appropriate for all investors. An investment in the securities will involve certain risks that are not associated with an investment in conventional debt instruments. Before investing in any product on this website, you should carefully consider, with your advisors (including investment, legal, tax, accounting and other advisors) the suitability of the product in light of your investment objectives.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital, 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Any order submitted with respect to an offering identified above shall constitute, and shall be treated by Barclays Capital Inc. as solely an indication of interest. You may revoke your offer to purchase notes at any time prior to the time at which we accept such offer by notifying the applicable agent. We reserve the right to change the terms of, or reject any offer to purchase notes prior to their issuance. In the event of any changes to the terms of any such notes, we will notify you and you will be asked to accept such changes in connection with your purchase. You may also choose to reject such changes in which case we may reject your offer to purchase.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Note at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

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Barclays RI Notes

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To transact, please contact your broker or investment advisor

20 July 2010 03:46:44

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If the securities you hold are 100% principal protected, you will receive (subject to issuer credit risk) at least 100% of the principal amount of your securities if you hold your securities to the maturity date (or early redemption date, if applicable). Because the securities are the Issuer’s senior unsecured obligations, payment of any amount at maturity is subject to the Issuer’s ability to pay its obligations as they become due. The securities are not the obligation of any third party. For more information relating to the credit risk of the Issuer, please see the risk factors contained in the relevant documentation relating to the offering of the securities.

The securities on this website are a variety of structured products that may not be suitable or appropriate for all investors. An investment in the securities will involve certain risks that are not associated with an investment in conventional debt instruments. Before investing in any product on this website, you should carefully consider, with your advisors (including investment, legal, tax, accounting and other advisors) the suitability of the product in light of your investment objectives.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital, 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Any order submitted with respect to an offering identified above shall constitute, and shall be treated by Barclays Capital Inc. as solely an indication of interest. You may revoke your offer to purchase notes at any time prior to the time at which we accept such offer by notifying the applicable agent. We reserve the right to change the terms of, or reject any offer to purchase notes prior to their issuance. In the event of any changes to the terms of any such notes, we will notify you and you will be asked to accept such changes in connection with your purchase. You may also choose to reject such changes in which case we may reject your offer to purchase.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Note at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

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© Barclays Bank PLC 2010

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Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:53:00

Product Overview

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Home

Asset Class

Underlying

ISIN

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Maturity Date

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No items found

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If the securities you hold are 100% principal protected, you will receive (subject to issuer credit risk) at least 100% of the principal amount of your securities if you hold your securities to the maturity date (or early redemption date, if applicable). Because the securities are the Issuer’s senior unsecured obligations, payment of any amount at maturity is subject to the Issuer’s ability to pay its obligations as they become due. The securities are not the obligation of any third party. For more information relating to the credit risk of the Issuer, please see the risk factors contained in the relevant documentation relating to the offering of the securities.

The securities on this website are a variety of structured products that may not be suitable or appropriate for all investors. An investment in the securities will involve certain risks that are not associated with an investment in conventional debt instruments. Before investing in any product on this website, you should carefully consider, with your advisors (including investment, legal, tax, accounting and other advisors) the suitability of the product in light of your investment objectives.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital, 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Any order submitted with respect to an offering identified above shall constitute, and shall be treated by Barclays Capital Inc. as solely an indication of interest. You may revoke your offer to purchase notes at any time prior to the time at which we accept such offer by notifying the applicable agent. We reserve the right to change the terms of, or reject any offer to purchase notes prior to their issuance. In the event of any changes to the terms of any such notes, we will notify you and you will be asked to accept such changes in connection with your purchase. You may also choose to reject such changes in which case we may reject your offer to purchase.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Note at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

60000

Our Firm

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© Barclays Bank PLC 2010

Top of Form

Bottom of Form

Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:53:00

Product Overview

Top of Form

Bottom of Form

Top of Form

Product Type

Bottom of Form

Product Listings

New Issues

Secondary Mkts

Educational

Product Primers

Contacts

Contacts

Home

Asset Class

Underlying

ISIN

CCY

Bid

Ask

Maturity Date

Last Update

No items found

No items found

If the securities you hold are 100% principal protected, you will receive (subject to issuer credit risk) at least 100% of the principal amount of your securities if you hold your securities to the maturity date (or early redemption date, if applicable). Because the securities are the Issuer’s senior unsecured obligations, payment of any amount at maturity is subject to the Issuer’s ability to pay its obligations as they become due. The securities are not the obligation of any third party. For more information relating to the credit risk of the Issuer, please see the risk factors contained in the relevant documentation relating to the offering of the securities.

The securities on this website are a variety of structured products that may not be suitable or appropriate for all investors. An investment in the securities will involve certain risks that are not associated with an investment in conventional debt instruments. Before investing in any product on this website, you should carefully consider, with your advisors (including investment, legal, tax, accounting and other advisors) the suitability of the product in light of your investment objectives.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital, 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Any order submitted with respect to an offering identified above shall constitute, and shall be treated by Barclays Capital Inc. as solely an indication of interest. You may revoke your offer to purchase notes at any time prior to the time at which we accept such offer by notifying the applicable agent. We reserve the right to change the terms of, or reject any offer to purchase notes prior to their issuance. In the event of any changes to the terms of any such notes, we will notify you and you will be asked to accept such changes in connection with your purchase. You may also choose to reject such changes in which case we may reject your offer to purchase.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Note at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

60000

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© Barclays Bank PLC 2010

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Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:58:51

Product Overview

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© Barclays Bank PLC 2010

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Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:58:51

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Barclays level-pay notes (lp notes) are securities that provide monthly payments for a fixed period. Unlike a standard bond that pays periodic interest and returns 100% of principal at maturity, level-pay notes distribute monthly payments that consist of both interest and a partial return of principal. LP notes may be used as an effective cash flow management tool and as part of an investment or retirement portfolio.

Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:58:51

Product Overview

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Product Listings

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Secondary Mkts

Educational

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Product Primers

Our Firm

Accessibility

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© Barclays Bank PLC 2010

Top of Form

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Barclays RI Notes

FOR INFORMATION ONLY

To transact, please contact your broker or investment advisor

20 July 2010 03:58:51

Product Overview

Top of Form

Bottom of Form

Top of Form

Product Type

Bottom of Form

Product Listings

New Issues

Secondary Mkts

Educational

Product Primers

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Our Firm

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© Barclays Bank PLC 2010

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Inflation-indexed level-pay notes

Barclays inflation-indexed level-pay notes (IILP Notes) are securities that provide inflation-adjusted monthly payments for a fixed period. Unlike a standard bond that pays periodic interest and returns 100% of principal at maturity, inflation-indexed level-pay notes distribute monthly payments that consist of both inflation-adjusted interest and a partial return of inflation-adjusted principal. iilp notes may be used as an effective cash flow management tool and as part of an investment or retirement portfolio.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, the relevant prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 2-3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

Barclays RI Notes

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20 July 2010 05:45:11

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If you are interested in buying or selling a Barclays Retirement Income Note, please contact your broker or investment advisor.

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